EXHIBIT 10.45

                               RELOCATION AGREEMENT
                               --------------------

         THIS RELOCATION AGREEMENT ("Agreement") is made and entered into as of the 13th day of October, 1999 and is dated and effective as of April 16, 1998 (the "Effective Date"), by and between LASERSIGHT INCORPORATED, a Delaware corporation (the "Company"), and GREGORY L. WILSON, an individual residing in the State of Florida (the "Executive").

                                    RECITALS
                                    --------

         WHEREAS, the Executive is the Secretary and Chief Financial Officer of the Company;

         WHEREAS, the Company has determined that it would be in the best interests of the Company to induce the Executive to relocate his principal residence from the St. Louis, Missouri metropolitan area to the Orlando, Florida metropolitan area and to remain in the employ of the Company by entering into this Agreement; and

         WHEREAS,   on  or  about  April  16,  1998,  the  Company's   Executive
Compensation and Stock Option Committee approved the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Severance. If the Executive's employment is terminated by the Company without Cause, the Executive shall be entitled to receive, in addition to all other damages and remedies available to him at law or in equity, a lump sum severance payment payable within ten (10) business days of such termination in an amount equal to the Executive's then current annual compensation.

         For purposes of this Agreement, the term "Cause" shall mean any of the following:

         (a) the Executive's conviction of or plea of no contest to any crime involving moral turpitude, the theft or willful destruction of money or other property of the Company or his conviction of or plea of no contest to any felony crime;

         (b) the Executive's inability to perform his responsibilities due to his abuse or misuse of alcohol or prescribed drugs or any use of illegal drugs;

         (c) the Executive's commission of theft, embezzlement or fraud against the Company;

         (d) the Executive has willfully damaged the Company's property, business reputation, or good will; or

         (e) the Executive's incompetence, deliberate neglect of duty, or material breach of this Agreement that is not cured within thirty (30) days after the Executive is notified of such incompetence, neglect or breach.

The term "Cause" shall not mean the Executive's bad judgment or negligence, any act or omission believed by the Executive to have been in or not opposed to the best interests of the Company, any act or omission lacking the intent of the Executive to gain a profit to which he is not legally entitled, or any other matter not specifically described in clauses (a) through (e) above.

         2. Employment Relationship. The Company and the Executive acknowledge and agree that this Agreement shall not be construed as a contract for employment and that there is not, nor will there be, unless contained in a separate writing signed by both the Company and the Executive, any express or implied agreement as to the continued employment of the Executive by the Company.

         3. Payments. Except as specifically provided herein, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary, compensation or other amounts which may be paid or payable to the Executive from any source or which the Executive could have obtained upon seeking other employment; provided that the Company shall be permitted to make all payments pursuant to this Agreement net of any legally required tax withholdings. The Executive shall not be required to seek other employment, and there shall be no offset to amounts due hereunder as a result of any salary, compensation or other amounts the Executive may be paid from other sources.

         4. Expenses. In the event of any litigation between the parties relating to this Agreement and their rights hereunder, the prevailing party shall be entitled to recover all litigation costs and reasonable attorneys' fees and expenses from the non-prevailing party.

         5. Entire Agreement. This Agreement comprises the entire agreement between the parties hereto and as of the Effective Date of this contract, supersedes, cancels and annuls any and all prior agreements between the parties hereto with respect to the subject matter hereof.

         6. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and personal representatives. The Company may assign this Agreement to any successor or assignee to its business without the written consent of the Executive. The Executive may not assign, pledge, or encumber his interest in this Agreement, or any part thereof, without the written consent of the Company; provided, however, that the Executive may, without the Company's prior consent, assign his rights to payment hereunder.

         7. Notices. Any notice required or permitted pursuant to the provisions of this Agreement shall be deemed to have been properly given if in writing and when received by certified or registered United States mail, postage prepaid, by overnight courier, telecopy or when personally delivered, addressed as follows:

                  If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard, Suite 140
                           Orlando, Florida  32792
                           Attn:  President and Chief Executive Officer
                           Fax No.: (407) 678-9982

                  If to the Executive:

                           Gregory L. Wilson
                           11661 Swift Water Circle
                           Orlando, Florida  32817

Each party shall be entitled to specify a different address for the receipt of subsequent notices by giving written notice thereof to the other party in accordance with this Section 7. Telecopy notices must be followed up with the original by certified mail, postmarked within one (1) business day of the date of the telecopy.

         8. Amendments and Waivers. Any provision of this Agreement may be amended or waived only with the prior written consent of the Company and the Executive. No failure or delay on the part of either party to this Agreement in the exercise of any power or right, and no course of dealing between the parties hereto, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude any further or other exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to either party at law or in equity. Any waiver of any provision of this Agreement, and any consent to any departure by either party from the terms of any provision hereof, shall be effective only in the specific instance and for the specific purpose for which given. Nothing contained in this Agreement and no action or waiver by any party hereto shall be construed to permit any violation of any other provision of this Agreement or any other document or operate as a waiver by such party of any of his or its rights under any other provision of this Agreement or any other document.

         9. Controlling Law. This Agreement shall be construed in accordance with the laws of the State of Florida, except for its choice of law provisions. The parties do hereby irrevocably submit themselves to the personal jurisdiction of the United States Federal Court for the Middle District of Florida and do hereby irrevocably agree to service of such Court's process on them.

         10. Headings. Section headings herein are for convenience only and shall not affect the meaning or interpretation of the contents hereof.

         11. Counterparts. This Agreement may be executed in counterparts, each of which is deemed to be an original /and all of which taken together constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Executive has executed this Agreement, all as of the Effective Date.


LASERSIGHT INCORPORATED                         EXECUTIVE


By:  /s/Michael R. Farris                        /s/Gregory L. Wilson
    ------------------------------------        --------------------------------
    Michael R. Farris                           Gregory L. Wilson
    President and Chief Executive Officer